M&TBank

Manufacturers and Traders Trust Company

MORTGAGE NOTE

(Actual)

Pennsylvania

December 9, 2004

$180,000.00

BORROWER (Name): BLUE RIDGE REAL ESTATE

(Organizational Structure): Corporation

(State Law organized under): Pennsylvania

(Address of residence/chief executive office): Route 940 and Moseywood Road, P.O. Box 707, Blakeslee, Pennsylvania 18610-0707

LENDER: Manufacturers and Traders Trust Company, a New York banking company, with offices located at One Fountain Plaza, Buffalo, New York 14203 Attn: M&T Real Estate, Inc.

Definitions. The following terms shall have the indicated meanings in this Note:

1.

"Escrow" shall mean the escrow required under the Mortgage for the payment of taxes and/or other charges.

2.

"First Payment Date" shall mean the 1st day of February, 2005.

3.

"Maturity Date" shall mean January 1, 2008.

4.

"Mortgage" shall mean a mortgage dated on or about the date of this Note executed by Borrower, as the same may be amended, modified or replaced from time to time.

5.

"Period of Amortization" is 10 years. This is the approximate number of years needed to result in the Principal Sum being fully paid if amortized over this period (which may be longer than the period from the date of this Note to the Maturity Date).

6.

"Principal Sum" shall mean One Hundred Ninety-Two Thousand Dollars ($192,000.00).

Promise to Pay. For value received, and intending to be legally bound, the undersigned Borrower promises to pay to the order of the Lender at its office identified above in lawful money of the United States and in immediately available funds, the Principal Sum plus interest on the unpaid portion of the Principal Sum, all amounts, if any, required for the Escrow, and all Expenses (defined below).

Interest. The unpaid Principal Sum shall accrue interest at a per annum rate per to:

( x )

5.17

%

for the first year of the loan, and thereafter, the interest will be reset at a rate negotiated between the Borrower and the Lender, and absent any agreement, interest will accrue at the adjustable rate equal to the Lender's prime rate of interest

(   )

______

percentage points above the rate in effect as the rate announced by Lender as its prime rate of interest on the first day of the calendar month containing such day.

(   )

______

percentage points above LIBOR for a (   ) one month interest period, (   ) two month interest period, (   ) three month interest period or (   ) six month interest period ("LIBOR Rate"). If no interest period is specified, a one month interest period shall be used. The definition of LIBOR, adjustments to the LIBOR Rate and other provisions relative thereto are contained on Rider B attached hereto and made a part of this Note by this reference.

(   )

see Rider C attached hereto and made a part of this Note.

If no rate is specified, interest shall accrue at the Maximum Legal Rate defined below, fixed as of the date of disbursement. Interest will be calculated on the basis of a 360-day year consisting of twelve (12) months with the actual number of days of each month (28, 29, 30 or 31).

Maximum Legal Rate. It is the intent of the Lender and Borrower that in no event shall such interest be payable at a rate in excess of the maximum rate permitted by applicable law (the "Maximum Legal Rate"). Solely to the extent necessary to prevent interest under this Note from exceeding the Maximum Legal Rate, any amount that would be treated as excessive under a final judicial interpretation of applicable law shall be deemed to have been a mistake and automatically canceled and if received by the Lender shall be refunded to Borrower.

Default Rate. After maturity (whether due to the Maturity Date, by acceleration or otherwise), the interest rate on the unpaid Principal Sum shall be increased to three (3) percentage points per year above the otherwise applicable rate per year (the "Default Rate"). Any judgment entered hereon or otherwise in connection with any suit to collect amounts due hereunder shall bear interest at such Default Rate. No failure to impose or delay in imposing the Default Rate shall be construed as a waiver by the Lender of its right to collect, and Borrower's obligation to pay, interest at the Default Rate effective as of the date of maturity (whether due to the Maturity Date, by acceleration or otherwise).

Repayment of Principal and Interest. Borrower shall pay the Principal Sum and interest owing pursuant to this Note to the Lender in installments as follows:

(1)

one installment of interest payable on the date of this Note equal in amount to the interest which will accrue during the period beginning on the date of this Note and ending on the last calendar day of the same month and year;

(2)

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consecutive level monthly installments consisting of both principal and interest, each installment being in the amount of $

1,930.55

, shall become due and payable on the first day of each month commencing on the First Payment Date. If Borrower elects a variable interest rate and there is a change in such interest rate, the remaining consecutive level monthly installments consisting of both principal and interest may be adjusted to reflect such change in the interest rate and absent manifest error, the Lender's determination of the amount of such level monthly installment of principal and interest shall be conclusive; and

One final installment of principal, interest, premiums and Expenses to become due on the Maturity Date and to be equal to the total of the outstanding Principal Sum and all accrued and unpaid interest, Expenses, premiums and all other amounts owing pursuant to this Note and the Mortgage and remaining unpaid. If the Period of Amortization is longer than the period of time from the date of this Note to the Maturity Date, there will be a balloon payment of principal due on the Maturity Date. Absent manifest error, the Lender's determination of the final installment shall be conclusive.

Late Charge. If Borrower fails to pay the whole or any installment of principal or interest owing pursuant to this Note or Escrow payment owing pursuant to the Mortgage within ten (10) days of its due date, Borrower shall immediately pay to the Lender a late charge equal to six percent (6%) of the delinquent amount.

Application of Payments. Payment made with respect to this Note may be applied in any order in the sole discretion of the Lender, but prior to maturity (whether due to the Maturity Date, by acceleration or otherwise), each payment pursuant to this Note shall be applied first to accrued and unpaid interest, next to Principal, next to the Escrow, next to late charges, and finally to Expenses.

Prepayment. Borrower shall have the option of paying the Principal Sum to the Lender in advance of the Maturity Date, in whole or in part, at any time and from time to time upon written notice received by the Lender at least thirty (30) days prior to making such payment; provided, however, that together with such prepayment, Borrower shall pay to the Lender a premium as set forth on Rider A, if any, attached to and made a part of this Note. Upon making any prepayment of the Principal Sum in whole, Borrower shall pay to the Lender all interest and Expenses owing pursuant to this Note and the Mortgage and remaining unpaid. Any partial payment of the Principal Sum shall be applied in inverse order of maturity. In the event the maturity of this Note is accelerated, any tender of payment of the amount necessary to satisfy the entire indebtedness made after maturity shall be expressly deemed a voluntary prepayment. In such a case, to the extent permitted by law, the Lender shall be entitled to the amount necessary to satisfy the entire indebtedness, plus the appropriate prepayment premium calculated in accordance with Rider A. No prepayment premium shall apply if the principal amount of this Note is $50,000 or less and is secured by a mortgage on Pennsylvania real property containing two or less residential units or on which two or fewer residential units are to be built (including obligations on a residential condominium unit).

Business Purpose. Borrower warrants that the indebtedness evidenced by this Note is for a business purpose.

Events of Default; Acceleration. This Note is secured by the Mortgage and is entitled to the benefits thereof. An Event of Default under the Mortgage is an Event of Default under this Note. The maturity of this Note shall be accelerated and all amounts under this Note shall become immediately due and payable without any notice, demand, presentment or protest of any kind (each of which is waived by Borrower) (a) automatically, if Borrower or Mortgagor commences any bankruptcy or insolvency proceeding, if voluntary, and upon the lapse of 45 days without dismissal if involuntary; (b) at the sole option of the Lender, upon or at any time or from time to time after the occurrence or existence of an Event of Default and the passage of any applicable grace period; and (c) upon the Maturity Date. After maturity (whether due to the Maturity Date, by acceleration or otherwise), interest on the outstanding Principal Sum shall continue to accrue and be payable at the applicable rate and the Lender's acceptance of any partial payment shall not affect that all amounts under this Note are due and payable in full.

Expenses. Borrower shall pay to the Lender on demand each cost and expense (including, but not limited to, the reasonable fees and disbursements of counsel to the Lender, whether internal or external and whether retained for advice, litigation or any other purpose) incurred by the Lender or its agents either directly or indirectly in connection with this Note including, without limitation, endeavoring to (1) collect any amount owing pursuant to this Note or negotiate or document a workout or restructuring; (2) enforce or realize upon any guaranty, endorsement or other assurance, any collateral or other security, or any subordination, directly or indirectly securing or otherwise directly or indirectly applicable in any such amount; or (3) preserve or exercise any right or remedy of the Lender pursuant to this Note (the "Expenses").

Right of Setoff. Upon maturity (whether due to the Maturity Date, by acceleration or otherwise) or the occurrence of an Event of Default, the Lender shall have the right to set off against the amounts owing under this Note any property held in a deposit or other account with the Lender or any of its affiliates or otherwise owing by the Lender or any of its affiliates in any capacity to Borrower or Mortgagor. Such set-off shall be deemed to have been exercised immediately at the time the Lender or such affiliate elect to do so.

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Miscellaneous. This Note contains the entire agreement between the Lender and Borrower with respect to the loan it evidences and supersedes every course of dealing, other conduct, oral agreement and representation previously made by the Lender with respect thereto. All rights and remedies of the Lender under applicable law, the Mortgage, this Note or any document in connection with the transaction contemplated hereby or amendment thereof are cumulative and not exclusive. No single, partial or delayed exercise by the Lender of any right or remedy shall preclude the subsequent exercise by the Lender at anytime of any right or remedy of the Lender without notice. No waiver or amendment of any provision of this Note shall be effective unless made specifically in writing by the Lender. No course of dealing or other conduct, no oral agreement or representation made by the Lender, and no usage of trade, shall operate as a waiver of any right or remedy of the Lender. Borrower agrees that in any legal proceeding, a copy of this Note kept in the Lender's course of business may be admitted into evidence as an original. This Note is a binding obligation enforceable against Borrower and its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns. If a court deems any provision of this Note invalid, the remainder of the Note shall remain in effect. Section headings are for convenience only. Singular number includes plural and neuter gender includes masculine and feminine as appropriate.

Notices.

Any demand or notice hereunder or under any applicable law pertaining hereto shall be in writing and duly given if delivered to Borrower (at its address on the Lender's records) or to the Lender (at the address on page one and separately to the Lender officer responsible for Borrower's relationship with the Lender). Such notice or demand shall be deemed sufficiently given for all purposes when delivered (i) by personal delivery and shall be deemed effective when delivered, or (ii) by mail or courier and shall be deemed effective three (3) business days after deposit in an official depository maintained by the United States Post Office for the collection of mail or one (1) business day after delivery to a nationally recognized overnight courier service (e.g., Federal Express). Notice by e-mail is not valid notice under this or any other agreement between Borrower and the Lender.

Joint and Several. If there is more than one Borrower, each of them shall be jointly and severally liable for all amounts and obligations which become due under this Note and the term "Borrower" shall include each as well as all of them.

Governing Law; Jurisdiction. This Note has been delivered to and accepted by the Lender and will be deemed to be made in the Commonwealth of Pennsylvania. This Note will be interpreted in accordance with the laws of the Commonwealth of Pennsylvania excluding its conflict of laws rules. BORROWER HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN THE COMMONWEALTH OF PENNSYLVANIA IN A COUNTY OR JUDICIAL DISTRICT WHERE THE LENDER MAINTAINS A BRANCH AND CONSENTS THAT THE LENDER MAY EFFECT ANY SERVICE OF PROCESS IN THE MANNER AND AT BORROWER'S ADDRESS SET FORTH ABOVE FOR PROVIDING NOTICE OR DEMAND; PROVIDED THAT NOTHING CONTAINED IN THIS NOTE WILL PREVENT THE LENDER FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST BORROWER INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF BORROWER WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION. Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Lender and Borrower. Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

Waiver of Jury Trial. BORROWER AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY BORROWER AND THE LENDER MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS NOTE OR THE TRANSACTIONS RELATED HERETO. BORROWER REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. BORROWER ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS NOTE BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

Power to Confess Judgment. BORROWER HEREBY EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD, AFTER THE OCCURRENCE OF ANY EVENT OF DEFAULT HEREUNDER, TO APPEAR FOR BORROWER AND, WITH OR WITHOUT COMPLAINT FILED, CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, AGAINST BORROWER IN FAVOR OF THE LENDER OR ANY HOLDER HEREOF FOR THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE, ALL ACCRUED INTEREST AND ALL OTHER AMOUNTS DUE HEREUNDER, TOGETHER WITH COSTS OF SUIT AND AN ATTORNEY'S COMMISSION OF THE GREATER OF TEN PERCENT (10%) OF SUCH PRINCIPAL AND INTEREST OR $1,000 ADDED AS A REASONABLE ATTORNEY'S FEE, AND FOR DOING SO THIS NOTE OR A COPY VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. BORROWER HEREBY FOREVER WAIVES AND RELEASES ALL ERRORS IN SAID PROCEEDINGS AND ALL RIGHTS OF APPEAL AND ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. INTEREST ON ANY SUCH JUDGMENT SHALL ACCRUE AT THE DEFAULT RATE. NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE, OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE LENDER SHALL ELECT UNTIL SUCH TIME AS THE LENDER SHALL HAVE RECEIVED PAYMENT IN FULL OF THE DEBT, INTEREST AND COSTS.

Replacement Note. This Note is given in replacement of and in substitution for, but not in payment of, a note dated ____,
_____________ 19 ___/20___, in the original principal amount of $issued by Borrower (or _____________________) to the Lender (or its predecessor in interest), as the same may have been amended from time to time.

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Preauthorized Transfers from Deposit Account. If a deposit number is provided in the following blank, Borrower hereby authorizes the Lender to debit Borrower's deposit account # _______________________ with the Lender automatically for the full amount of each payment which becomes due under this Note.

Acknowledgment. Borrower acknowledges that it has read and understands all the provisions of this Note, including the Confession of Judgment, Governing Law, Jurisdiction and Waiver of Jury Trial, and has been advised by counsel as necessary or appropriate.

BLUE RIDGE REAL ESTATE COMPANY

TAX ID/SS #

24-0854342

BY: /s/ Eldon D. Dietterick

ELDON D. DIETTERICK, Executive Vice President and Treasurer

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA

)

: SS.

COUNTY OF CARBON

)

On the 9th day of December, in the year 2004, before me, the undersigned, a Notary Public in and for said Commonwealth, personally appeared ELDON D. DIETTERICK, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Eric D. Hanna

Notary Public

COMMONWEAI:I'H OF PENNSYLVANIA

Notarial Seal Eric D. Hanna. Notary Public

Tobyhanna Twp., Monroe County

My Commission Expires Jan. 31, 2005

Member, Pennsylvania Association of Notaries

4

M&T Bank

Manufacturers and Traders Trust Company

RIDER A TO
MORTGAGE NOTE
(Yield Maintenance)

Rider A to Mortgage Note dated

December 9, 2004

in the Original Principal Amount of $

180,000.00

and Executed by

Blue Ridge Real Estate Company

Prepayment Premium. During the term of this Note, Borrower shall have the option of paying the Principal Sum to the Lender in advance of the Maturity Date, in whole or in part, at any time and from time to time upon written notice received by the Lender at least thirty (30) days prior to making such prepayment; provided, however, that together with such prepayment, Borrower shall pay to the Lender as consideration of the privilege of making such prepayment, an amount equal to the present value of the difference between (i) the amount of interest that would have accrued on the Principal sum during the remaining term of the Note, at the interest rate set forth in Note in effect on the date of prepayment and (ii) the amount of interest that would have accrued on the Principal Sum during the remaining term of the Note at the Current Market Rate.

Upon making any prepayment of the Principal Sum in whole, Borrower shall pay to the Lender all interest and Expense owing pursuant to this Note and remaining unpaid. Each partial prepayment of the Principal Sum shall be applied in inverse order of maturity . In the event the Maturity Date of this Note is accelerated following an Event of Default, any tender of payment of the amount necessary to satisfy the entire indebtedness made after such Event of Default shall be expressly deemed a voluntary prepayment. In such a case, to the extent permitted by law, the Lender shall be entitled to the amount necessary to satisfy the entire indebtedness, plus the appropriate prepayment premium calculated in accordance with this Rider.

"Current Market Rate" shall mean the most recent yield on United States Treasury Obligations adjusted to a constant maturity having a term most nearly corresponding to the term remaining from the date of prepayment to the Maturity Date, in effect two (2) business days prior to the prepayment date as published by the Board of Governors of the Federal Reserve system in the Federal reserve Statistical Release H.15 (519), or by such other quoting service, index or commonly available source utilized by Manufacturers and Traders Trust Company.

"Present Value" calculations shall use the Current Market Rate as the discount rate and shall be calculated as if each installment of the Principal Sum had been made during the remaining term of the Note.

BLUE RIDGE REAL ESTATE COMPANY

BY: /s/ Eldon D. Dietterick

ELDON D. DIETTERICK, Executive Vice President and Treasurer